                             SUPPORT SERVICES AGREEMENT

     THIS SUPPORT SERVICES AGREEMENT is entered into as of December 23, 1998, by and between SUNBEAM CORPORATION, INC., a Delaware corporation, and SUNBEAM PRODUCTS, INC., a Delaware Corporation, (each a "Provider"), and THE COLEMAN COMPANY, INC., a Delaware Corporation, APPLICATION DES GAZ, S.A. a French corporation, EASTPAK CORPORATION, a Delaware Corporation, COLEMAN POWERMATE, INC., a Nebraska corporation, BRK BRANDS, INC., a Delaware corporation, and SIGNATURE BRANDS, INC., a Ohio corporation, (each a "Recipient").

     WHEREAS, Recipient, directly or through subsidiary or affiliated companies, is engaged in the purchase, manufacture, sourcing, promotion and distribution of certain consumer products, including but not limited to small appliances, bedding (electric and other), health and personal care products, barber and beauty equipment, hair clippers, animal care products, clocks and weather instruments, barbecue grills and outdoor furniture (collectively the "Products") worldwide;

     WHEREAS, Recipient is a subsidiary or affiliated company of Provider and Recipient desires to secure certain technical support services for its business operations, as well as those of its subsidiary or affiliated companies;

     WHEREAS, Provider has the expertise to undertake such support services;

     WHEREAS, Provider is willing to undertake such support in exchange for appropriate compensation; and

     WHEREAS, the parties desire to specify the terms on which such services will be provided to Recipient by Provider.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the parties hereby agree as follows.

                     ARTICLE 1.     SERVICES AND COMPENSATION

     SECTION 1.1. PROVISION OF SERVICES. Provider shall promptly provide the services set forth in Exhibit A to this Agreement to Recipient, and its subsidiary or affiliated companies listed in Exhibit B hereto, which may be revised from time to time as the parties agree.

     SECTION 1.2. RATES. Provider shall provide quarterly reports to Recipient listing the services that Provider has provided Recipient. Compensation for such services shall be charged at fair market rates, as reflected in the quarterly financial statements issued by Provider, which rates shall be reviewed from time to time by the parties.

     SECTION 1.3. PAYMENT BY RECIPIENT. Recipient shall pay to Provider the amount stated in such quarterly Report within thirty (30) days following receipt of such Report.


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     SECTION 1.4    PAYMENT OF EXPENSES.  Recipient shall promptly reimburse
Provider for all out of pocket expenses incurred in providing any service pursuant to this Agreement, including but not limited to fees of third party providers and all travel and living expenses incurred in connection with the services to be provided.

     SECTION 1.5. CURRENCY. All financial obligations originating from the terms and conditions of this Agreement shall be denominated in United States Dollars.

     SECTION 1.6. EXAMINATION OF BOOK AND RECORDS. Recipient and Provider shall each have the right at its respective expense to examine the books and records of the other party during normal business hours at such other party's offices on giving reasonable notice.

                     ARTICLE II.    TERM AND TERMINATION

     SECTION 2.1. TERM. This Agreement shall remain in effect until terminated by either party.

     SECTION 2.2. TERMINATION. Either party may terminate this Agreement by a written notice sent to the other party not less than thirty (30) days prior to the effective date of termination.

                  ARTICLE III.   MISCELLANEOUS PROVISIONS

     SECTION 3.1. NOTICES. Any and all notices, elections, offers, acceptances, and demands permitted or required to be made under this Agreement shall be in writing, signed by the person giving such notice, election, offer, acceptance, or demand and shall be delivered personally, or sent by registered or certified mail, to the party, at its address on file with the other party or at such other address as may be supplied in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of such notice, election, offer, acceptance, or demand.

     SECTION 3.2. FORCE MAJEURE. If the performance of any part of this Agreement by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with, or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, on giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference, or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

     SECTION 3.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and shall inure to the benefit of the parties, Affiliates, their respective successors, successors in title, and assigns, and each party agrees, on behalf of it, its Affiliates, successors, successors in title, and assigns, to execute any instruments that may be necessary or appropriate to carry out and execute the purpose and intentions of this Agreement and hereby authorizes and directs its Affiliates,

                                       2
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successors, successors in title, and assigns to execute any and all such instruments. Each and every successor in interest to any party or Affiliate, whether such successor acquires such interest by way of gift, devise, assignment, purchase, conveyance, pledge, hypothecation, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement. The rights of the parties, Affiliates, and their successors in interest, as among themselves and shall be governed by the terms of this Agreement, and the right of any party, Affiliate or successor in interest to assign, sell or otherwise transfer or deal with its interests under this Agreement shall be subject to the limitations and restrictions of this Agreement.

     SECTION 3.4. AMENDMENT. No change, modification, or amendment of this Agreement shall be valid or binding on the parties unless such change or modification shall be in writing signed by the party or parties against whom the same is sought to be enforced.

     SECTION 3.5. REMEDIES CUMULATIVE. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which the party may be lawfully entitled.

     SECTION 3.6. FURTHER ASSURANCES. Each party hereby covenants and agrees that it shall execute and deliver such deeds and other documents as may be required to implement any of the provisions of this Agreement.

     SECTION 3.7. NO WAIVER. The failure of any party to insist on strict performance of a covenant hereunder or of any obligation hereunder shall not be a waiver of such party's right to demand strict compliance therewith in the future, nor shall the same be construed as a novation of this Agreement.

     SECTION 3.8. INTEGRATION. This Agreement constitutes the full and complete agreement of the parties.

     SECTION 3.9. CAPTIONS. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

     SECTION 3.10. NUMBER AND GENDER. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

     SECTION 3.11. COUNTERPARTS. This Agreement may be executed in multiple copies, each of which shall for all purposes constitute an Agreement, binding on the parties, and each partner hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

     SECTION 3.12. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the United States.

                                       3
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     SECTION 3.13.  COMPUTATION OF TIME.  Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. on the next succeeding business day to exercise such privilege, or to discharge such duty.

     SECTION 3.14. SEVERABILITY. In the event any provision, clause, sentence, phrase, or word hereof, or the application thereof in any circumstances, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder hereof, or of the application of any such provision, sentence, clause, phrase, or word in any other circumstances.

     SECTION 3.15. COSTS AND EXPENSES. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

        SUNBEAM CORPORATION                   SUNBEAM PRODUCTS, INC.

 By:      Robert P. Totte                 By:      Robert P. Totte
    --------------------------               ---------------------------
 Name:    Robert P. Totte                 Name:    Robert P. Totte
      ------------------------                 -------------------------
          (Type or Print)                          (Type or Print)

 Title: Vice President, Taxes             Title:   Vice President, Taxes
      ------------------------                 -------------------------
 Date:                                    Date:
      ------------------------                 -------------------------


      THE COLEMAN COMPANY, INC.             APPLICATION DES GAZ, S.A.

 By:       Ronald R. Richter              By:       Bjorn Blomberg
    --------------------------               ---------------------------
 Name:     Ronald R. Richter              Name:     Bjorn Blomberg
      ------------------------                 -------------------------
          (Type or Print)                          (Type or Print)

 Title:  Vice President and Treasurer     Title:  President Directeur General
      ------------------------                 -------------------------

 Date:                                    Date:
      ------------------------                 -------------------------

                                       4
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        EASTPAK CORPORATION                     COLEMAN POWERMATE, INC.

 By:     Steven Berreth                   By:     Steven Berreth
    --------------------------               ---------------------------
 Name:   Steven Berreth                   Name:   Steven Berreth
      ------------------------                 -------------------------
          (Type or Print)                          (Type or Print)

 Title:  Assistant Secretary              Title:  Assistant Secretary
      ------------------------                 -------------------------

 Date:      12/23/98                      Date:        12/23/98
      ------------------------                 -------------------------


        BRK BRANDS, INC.                     SIGNATURE BRANDS, INC.

 By:     Janet Kelley                     By:     Janet Kelley
    --------------------------               ---------------------------

 Name:    Janet G. Kelley                 Name:   Janet G. Kelley
      ------------------------                 -------------------------
         (Type or Print)                          (Type or Print)

 Title:  Vice President, General          Title:  Vice President, General
         Counsel and Secretary                    Counsel and Secretary
      ------------------------                 -------------------------

 Date:                                    Date:
      ------------------------                 -------------------------

                                       5
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                                     EXHIBIT A

                                      SERVICES

A. PRODUCT DESIGN. Assistance relating to the development, design and manufacture of Products, including but not limited to the furnishing of detail and assembly drawings, bills of materials, process and material specifications, performance specifications, purchasing specifications, photographs, service information, test data, operating instructions and similar general engineering and manufacturing information as well as designs and specifications relating to manufacturing equipment, tools, dies, jigs, fixtures, gauges and similar items necessary or useful to enable Recipient to manufacture or cause to be manufactured on its behalf the Products.

B. MARKETING. Assistance in researching, developing and implementing marketing and promotional plans for the distribution and sale of the Products, including but no limited to research and assistance in developing effective marketing plans for the Products in the Territory, access to any and all marketing research conducted by the Provider, provision of marketing manuals and other marketing or promotional material, printing or other development of marketing and promotional materials and general advise and assistance from time to time as requested by Recipient.

C. SOURCING. Assistance in locating and contracting with unrelated parties for the sourcing of Products, including but not limited to location of suppliers, evaluation and testing of products, review and evaluation of manufacturing facilities and management ability of such third party suppliers, negotiation of terms for supply of Products to Recipient and or other affiliates of Recipient for purposes of obtaining the lowest possible unit price and provision of legal, insurance and import/export advise.

D. MIS. Assistance in acquiring, programming and maintaining appropriate and efficient management information systems that are compatible with those maintained by the Provider.

E. FINANCIAL AND TAX. Assistance in implementing general tax and accounting policies and procedures for maximizing available financial information and minimizing tax impacts.

F. TRAINING. Assistance in training personnel in all aspect of operation of the business, including on-site training at the facilities of the Provider and/or the Recipient.

G. MANUFACTURING. Assistance in all aspects of manufacturing, whether conducted by Recipient or any third party providing Products to Recipient, including but not limited to modifying machinery, equipment or installations and advice regarding such modification, testing machinery or Products, establishing and maintaining appropriate quality control processes and measures and advising as to new processes and methods of manufacture.

H. HUMAN RESOURCES. Assistance in all aspects of personnel management, including but not limited to assistance, training and advice regarding employment, promotion, termination, training and compensation of personnel and establishment of policies and procedures for management of personnel.

I. LEGAL RESOURCES. Assistance in all aspects of legal advice and counsel, including but not limited to assistance, training, advice and counsel on litigation, import and export laws, antitrust, marketing and promotions law, employment and labor law, establishment of policies and procedures for legal compliance, corporate secretarial and structure matters, and intellectual property and international law.



                                 Exhibit A - Page 2

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                                     EXHIBIT B

                         SUBSIDIARY OR AFFILIATED COMPANIES


         DDG I, Inc. (a Delaware corporation)
         Sunbeam Americas Holdings, Ltd. (a Delaware corporation)
         Sunbeam Corporation (Canada) Ltd.
         GH II, Inc. (a Delaware corporation)
         Sunbeam Services, Inc. (a Delaware corporation)
         Sunbeam Holdings S.A. de C.V. (MX)
         Sunbeam-Oster de Acuna s.A. de C.V.
         Sunbeam Mexicana S.A. de C.V.
         Sunbeam-Oster de Matamoros, S.A. de C.V.
         PH III, Inc. (a Florida corporation)
         Sunbeam International FSC, Inc. (Barbados)
         SI II, Inc. (a Florida corporation)
         Oster de Venezuela, S.A. (Venezuela)
         Sunbeam Europe Limited (UK)
         Oster International GmbH (Germany)
         Sunbeam International (Asia) (Hong Kong)
         Sunbeam Japan K.K. (Japan)
         OP II, Inc. (a Florida corporation)
         Sunbeam Asset Diversification, Inc. (a Delaware corporation)
         Wallingford Insurance Company Ltd. (Bermuda)
         Sunbeam del Peru, S.A.
         Sunbeam Latin America, Inc. (a Delaware corporation)


                                 Exhibit B - Page 1